UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

February 24, 2017

INTERSIL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-29617	59-3590018
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1001 Murphy Ranch Road

Milpitas, California 95035

(Address of principal executive offices including zip code)

(408) 432-8888

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

Intersil Corporation (“Intersil”) is filing this Current Report on Form 8-K in connection with the completion of the acquisition of Intersil by Renesas Electronics Corporation (“Renesas”), pursuant to the Agreement and Plan of Merger, dated as of September 12, 2016 (the “Merger Agreement”), by and between Intersil and Renesas, subsequently joined by Chapter One Company, a wholly owned subsidiary of Renesas (“Merger Sub”). Intersil and Renesas previously announced entry into the Merger Agreement on September 12, 2016. The Merger Agreement was adopted by Intersil’s stockholders at a special meeting held on December 8, 2016.

Item 2.01 Completion of Acquisition or Disposition of Assets.

At the effective time on February 24, 2017 (the “Effective Time”), Merger Sub merged with and into Intersil, with Intersil as the surviving corporation (the “Merger”). At the Effective Time,

(a)	each share of Intersil Class A common stock, par value $0.01 per share (“Intersil Common Stock”), that was issued and outstanding immediately prior to the Effective Time (except for Intersil Common Stock owned by Renesas, Merger Sub, Intersil, or by any of their respective subsidiaries and except for dissenting shares) was canceled and converted into the right to receive $22.50 in cash in United States dollars, without interest (the “Merger Consideration”);

(b)	each outstanding stock option award to purchase shares of Intersil Common Stock, whether or not vested, was canceled and converted into the right to receive an amount in cash equal to the product of the aggregate number of shares of Intersil Common Stock subject to such option, and the excess, if any, of the Merger Consideration over the applicable per share exercise price under such option;

(c)	each outstanding Intersil restricted stock unit award (an “Intersil RSU Award”) that was vested as of the Effective Time was canceled and converted into the right to receive a cash amount equal to the sum of (1) the product of the Merger Consideration and the number of shares of Intersil Common Stock subject to the Intersil RSU Award, and (2) any cash dividend equivalents that have accrued but remain unpaid as of the Effective Time on such Intersil RSU Award (such amount, the “RSU Payment”);

(d)	each outstanding Intersil RSU Award that was not vested as of the Effective Time was canceled and converted into an adjusted award having the same terms and conditions (including vesting and rights to acceleration of vesting, payment schedule and the right to receive dividend equivalents that accrued by the Effective Time) as were in effect immediately prior to the Effective Time, except that such adjusted award will be in the form of an unfunded, unsecured promise of Renesas to deliver to the holder thereof an amount in cash equal to the RSU Payment; and

(e)	with respect to each Intersil RSU Award that was outstanding and that would otherwise remain subject to an on-going corporate performance period in the absence of the Merger, (1) Intersil has accelerated the conclusion of the on-going performance period to the last business day prior to the Effective Time (the “measurement date”) and has measured performance for each such Intersil RSU Award using actual performance as of the measurement date, and (2) the holder of such Intersil RSU Award was deemed, as of immediately prior to the Effective Time, to have earned and be fully vested in the number of shares of Intersil Common Stock earned based on such actual performance and the payout formula set forth in the applicable award agreement, and the Intersil Common Stock earned in respect of each such Intersil RSU Award was canceled and converted into the right to receive the RSU Payment.

All outstanding stock option awards to purchase shares of Intersil Common Stock with an exercise price equal to or greater than the Merger Consideration were cancelled at the Effective Time for no consideration. No former stock option awards to purchase shares of Intersil Common Stock remain outstanding.

A total of approximately $3,228,000,000 in cash is expected to be paid as consideration for the Merger.

The foregoing description of the terms set forth in the Merger Agreement is qualified in its entirety by reference to the Merger Agreement, a copy of which was attached as Exhibit 2.1 to Intersil’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on September 12, 2016 and which is incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the completion of the Merger, on February 24, 2017, Intersil notified The NASDAQ Stock Market (“NASDAQ”) that the Merger was completed and each share of Intersil Common Stock issued and outstanding immediately prior to the Effective Time (except for Intersil Common Stock owned by Renesas, Merger Sub, Intersil, or any of their respective subsidiaries and except for dissenting shares) was canceled and converted into the right to receive the Merger Consideration. As of February 24, 2017, before trading commenced on that day, Intersil Common Stock, which traded under the symbol “ISIL,” ceased trading on, and is being delisted from, NASDAQ. Accordingly, NASDAQ has filed a notification of delisting of Intersil’s Common Stock on Form 25 with the SEC.

Additionally, Intersil intends to file with the SEC a certification and notice of termination on Form 15 with respect to Intersil Common Stock, requesting that such stock be deregistered under the Securities Exchange Act of 1934, as amended (“Exchange Act”), and that the reporting obligations of Intersil with respect to Intersil Common Stock under Sections 13(a) and 15(d) of the Exchange Act be suspended.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference in response to this Item 3.03.

Item 5.01 Changes in Control of Registrant.

Pursuant to the terms of the Merger Agreement, at the Effective Time, a change in control of Intersil occurred, and Intersil is now a wholly owned subsidiary of Renesas, as described in Item 2.01 of this Current Report on Form 8-K. The aggregate Merger Consideration to be paid by Renesas for all outstanding shares of Intersil Common Stock in connection with the Merger is approximately $3,228,000,000 in cash. The aggregate Merger Consideration will be paid by Renesas from its cash on hand.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference in response to this Item 5.01.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Merger, as designated by Renesas, each of Mercedes Johnson, Sohail Khan, Greg Lang, Don Macleod, Ernest E. Maddock and Forrest E. Norrod resigned from his or her respective position as a member of the Board of Directors of Intersil, with effect as of the Effective Time. Immediately following the Effective Time, the size of the Board of Directors of Intersil was reduced to two members and the following individual, as designated by Renesas, was elected as a new member of the Board of Directors of Intersil: Hisanori Kawahara, with Necip Sayiner remaining in place as a director of Intersil.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Effective Time, the certificate of incorporation of Intersil was amended and restated in its entirety. Intersil’s amended and restated certificate of incorporation, as of the Effective Time, is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

On February 24, 2017, immediately following the Effective Time, Renesas, as the sole stockholder of Intersil, amended and restated the bylaws of Intersil by written consent in lieu of a meeting. Intersil’s amended and restated bylaws dated as of February 24, 2017, in effect immediately following the Effective Time, are attached hereto as Exhibit 3.2 and are incorporated herein by reference.

Item 8.01 Other Events

On February 24, 2017, Intersil issued a press release announcing the completion of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description

2.1	Agreement and Plan of Merger, dated as of September 12, 2016, by and between Intersil Corporation and Renesas Electronics Corporation (filed as Exhibit 2.1 to the Current Report on Form 8-K filed on September 12, 2016 and incorporated herein by reference)

3.1	Amended and Restated Certificate of Incorporation of Intersil Corporation

3.2	Amended and Restated Bylaws of Intersil Corporation, effective as of February 24, 2017

99.1	Press Release dated February 24, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 27, 2017

INTERSIL CORPORATION

By:	/s/ Andrew Hughes
Andrew Hughes Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description

2.1	Agreement and Plan of Merger, dated as of September 12, 2016, by and between Intersil Corporation and Renesas Electronics Corporation (filed as Exhibit 2.1 to the Current Report on Form 8-K filed on September 12, 2016 and incorporated herein by reference)

3.1	Amended and Restated Certificate of Incorporation of Intersil Corporation

3.2	Amended and Restated Bylaws of Intersil Corporation, effective as of February 24, 2017

99.1	Press Release dated February 24, 2017